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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): APRIL 15, 2005

                                BBMF CORPORATION
             (Exact name of Registrant as specified in its charter)


        NEVADA                       0-27989                 88-0286466
(State or other             (Commission File Number)       (I.R.S. Employer
jurisdiction                                               Identification No.)
of incorporation or
organization)



                 Room 4302, 43rd Floor, China Resources Building
                    26 Harbour Road, Wan Chai, Hong Kong SAR
               (Address of principal executive offices) (Zip code)


                                 +852 2116 8509
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS

     (b) Effective April 15, 2005, Ms. Anny Hairong Lian resigned as Chief Financial Officer and Company Secretary of BBMF Corporation (the "Company" or the "Registrant").

         Effective April 15, 2005, Mr. Michael Tiam Chai Wan resigned as Treasurer of the Company.

         The resignations of Ms. Lian and Mr. Wan were not due to any disagreements with the Company's operations, policies or practices. The Company is currently looking for replacement candidates.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                  BBMF CORPORATION
                                                  (Registrant)



Date:  April 21, 2005                             By:  /s/ Antony Ren Haw Ip
                                                      --------------------------
                                                      Antony Ren Haw Ip
                                                      President